Prospectus Supplement

December 9, 2016

The Universal Institutional Funds, Inc.

Supplement dated December 9, 2016 to The Universal Institutional Funds, Inc. Prospectus dated April 29, 2016

Small Company Growth Portfolio

The Board of Directors of The Universal Institutional Funds, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Small Company Growth Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about April 28, 2017. The Portfolio will suspend the offering of its shares to all investors at the close of business April 26, 2017.

Please retain this supplement for future reference.

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